                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                FEBRUARY 9, 2005

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                  1-9466                             13-3216325
         (Commission File Number)        (IRS Employer Identification No.)

            745 SEVENTH AVENUE
            NEW YORK, NEW YORK                         10019
          (Address of principal                     (Zip Code)
            executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

          (c)  Exhibits

     The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01      Global Security representing the Registrant's The Dow Jones Global
          Titans 50 Index(SM) SUNS(R) (Stock Upside Note Securities(R)) Due
          February 9, 2010 (filed herewith)

4.02      Calculation Agency Agreement between the Registrant and Lehman
          Brothers Inc., as calculation agent, relating to the Registrant's The
          Dow Jones Global Titans 50 Index(SM) SUNS(R) (Stock Upside Note
          Securities(R)) Due February 9, 2010 (filed herewith)

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN BROTHERS HOLDINGS INC.
                                                      (Registrant)

                                            By: /s/ Karen Corrigan
                                                --------------------------------
                                                Karen Corrigan
                                                Vice President

Date: February 9, 2005

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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

4.01              Global Security representing the Registrant's The Dow Jones
                  Global Titans 50 Index(SM) SUNS(R) (Stock Upside Note
                  Securities(R)) Due February 9, 2010

4.02              Calculation Agency Agreement between the Registrant and Lehman
                  Brothers Inc., as calculation agent, relating to the
                  Registrant's The Dow Jones Global Titans 50 Index(SM) SUNS(R)
                  (Stock Upside Note Securities(R)) Due February 9, 2010

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